                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                                /s/ Rex D. Adams
                                      ------------------------------------------
                                                  Rex D. Adams

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                              /s/ Dan R. Carmichael
                                      ------------------------------------------
                                                Dan R. Carmichael

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                              /s/ Thomas S. Johnson
                                      ------------------------------------------
                                                Thomas S. Johnson

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                             /s/ Allan P. Kirby, Jr.
                                      ------------------------------------------
                                               Allan P. Kirby, Jr.

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                                 /s/ F.M. Kirby
                                      ------------------------------------------
                                                   F.M. Kirby

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                              /s/ William K. Lavin
                                      ------------------------------------------
                                                William K. Lavin

                                POWER OF ATTORNEY


                KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint JOHN J. BURNS, JR. and ROBERT M. HART, and each of them, with full powers of substitution, his true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable Alleghany Corporation, a Delaware corporation, to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of the number of shares of Common Stock, par value $1.00 per share, of Alleghany Corporation that may be issued upon the exercise of options granted under the Option Agreement between Alleghany Underwriting Holdings Ltd and Todd J. Hess dated as of July 13, 2000, including specifically, but without limitation thereof, power and authority to sign the undersigned's name as director of Alleghany Corporation to the Registration Statement to be filed with the Securities and Exchange Commission and any amendment, supplement or update thereto in respect of such shares of Common Stock of Alleghany Corporation and to any documents filed as part of or in connection with said Registration Statement or amendments, supplements or updates; and the undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, the undersigned has subscribed these presents on the 15th day of January, 2002.

                                                 /s/ Roger Noall
                                      ------------------------------------------
                                                   Roger Noall